SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO FIXED INCOME FUNDS

Wells Fargo International Bond Fund
Wells Fargo Strategic Income Fund
(each a “Fund” together the “Funds”)

Effective September 12, 2018, all references to Christopher Wightman in the International Bond Fund’s prospectuses and are hereby removed.

Effective immediately, Lauren van Biljon is added as a portfolio manager to the Funds.

I.Prospectus
In the section entitled "Fund Summary – Fund Management" for International Bond Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title / Managed Since
Wells Fargo Funds Management, LLC	Wells Fargo Asset Management (International), LLC	Michael Lee, Portfolio Manager / 1993 Alex Perrin, Portfolio Manager / 1993 Lauren van Biljon, Portfolio Manager / 2018 Peter Wilson, Portfolio Manager / 1993

In the section entitled "Fund Summary – Fund Management" for Strategic Income Fund, the Fund Management table is replaced with the following:

Manager	Sub-Adviser	Portfolio Manager, Title / Managed Since
Wells Fargo Funds Management, LLC	Wells Fargo Asset Management (International), LLC	Alex Perrin, Portfolio Manager / 1993 Lauren van Biljon, Portfolio Manager / 2018
	Wells Capital Management Incorporated	NiklasNordenfelt, CFA, Portfolio Manager / 2013 Thomas M. Price, CFA, Portfolio Manager / 2013 Scott M. Smith, CFA, Portfolio Manager / 2013 Noah Wise, CFA, Portfolio Manager / 2015

In addition, the section entitled "The Sub-Advisers and Portfolio Managers" is supplemented with the following:

Lauren van Biljon
Ms. Van Biljon joined WFAM (I) in 2009 where she currently serves as Portfolio Manager for the Global Fixed Income team.

October 3, 2018                                                                                                                                          IFR108/P1001SP